SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 23, 2000
                                                 -----------------

                        VISKASE COMPANIES, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

            Delaware                    0-5485           95-2677354
---------------------------------   ------------       --------------
(State or other jurisdiction of      (Commission           (I.R.S.
 incorporation or organization)       File No.)            Employer
                                                       Identification
                                                            No.)

6855 West 65th Street, Chicago, Illinois              60638
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (708) 496-4200
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                       Page 1 of 4 Pages

Item 5. - Other Events
          ------------
On February 23, 2000, Viskase Companies, Inc. announced that the Company participated in a Nasdaq Stock Market, Inc. ("Nasdaq") hearing with respect to the continued listing of the Company's common stock on the Nasdaq SmallCap Market. On February 22, 2000, the Company was notified by Nasdaq that, effective as of the close of business on February 22, 2000, the Company's common stock would be delisted from the Nasdaq SmallCap Market.

A press release relating to the announcement is attached hereto as
Exhibit 99.


Item 7. -     Financial Statements and Exhibits
              ---------------------------------
  (c)          Exhibits

  EX-99     Press release dated February 23, 2000.


                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VISKASE COMPANIES, INC.
                                         ------------------------
                                         Registrant

                                         By:  /s/ Gordon S. Donovan
                                            -----------------------
                                            Gordon S. Donovan
                                            Vice President, Chief
                                            Financial Officer and
                                            Treasurer

February 23, 2000

Exhibit No.     Description of Exhibits                        Page
-----------     ------------------------------------          ------
 EX-99          Press release dated February 23, 2000.          4

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